SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2001

                             SIGA Technologies, Inc.

          Delaware                     0-23047                 13-3864870
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                  Number)           Identification No.)


           420 Lexington Avenue, New York,  New York  10170
       ------------------------------------------------------------------
             (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 672-9100

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                             SIGA TECHNOLOGIES, INC

                                    FORM 8-K

                                TABLE OF CONTENTS

                                                             Page

Item 5.    Other Events.......................................3

Item 7.    Pro Forma Statements and Exhibits..................4

           Signature..........................................6

Item 5.  Other Events.

On September 19, 2001, SIGA Technologies, Inc. (the "Company") received approximately $1,159,500 from a private placement of 409,636 shares of common stock and warrants to purchase 307,226 shares of common stock to a group of investors (including members of its Board of Directors).

The common stock was placed at $2.75 - $3.07 per share and yielded net proceeds of approximately $1,150,000 to the company. The warrants are exercisable at $3.552 per share, which represents a 20% premium to the closing price of the common stock at the time the transaction was completed.

In addition to this placement, on August 23, 2001, the remaining $100,000 of SIGA's 6% convertible debt and accrued interest thereon was converted into equity. Over the past three months, holders of SIGA's 6% convertible debt have converted $1,500,000 principal amount and approximately $100,000 of accrued interest into equity. As of today, SIGA has 9,160,022 shares of common stock and 394,266 shares of Series "A" convertible preferred stock outstanding. The Series "A" preferred stock is, subject to certain adjustments, convertible into common stock on a one-for-one basis.

Statements contained herein and in future filings by the Company with the Securities and Exchange Commission, in the Company's press releases, and in oral statements made by, or with the approval of , authorized personnel that relate to the Company's future performance, including, without limitation, statements with respect to the Company's anticipated results of operations or level of business for 2001 or for any other future period, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding the efficacy and intended utilization of SIGA's technologies under development, are not guarantees of future performance. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors which may cause such differences include the risk that potential products that appeared promising in early research or clinical trials to SIGA or its collaborators do not demonstrate efficacy or safety in subsequent pre-clinical or clinical trials, and the risk that SIGA or its collaborators will not obtain appropriate or necessary governmental approvals to market products tested in such trials.

More detailed information about SIGA and the factors discussed above is set forth in SIGA's filings with the Securities and Exchange Commission, including SIGA's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and in other documents that SIGA has filed with the U.S. Securities and Exchange Commission. Investors and security holders are urged to read those documents free of charge at the Commission's web site at www.sec.gov. Those documents may also be obtained free of charge from SIGA. SIGA does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise. For more information about SIGA, please visit the company's website at www.siga.com.

Item 7.           PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (A)      Unaudited Pro Forma Balance Sheet (as of June 30, 2001).

         (B)      Press Release

                                  EXHIBIT 7(A)

      The following unaudited pro forma balance sheet is provided for illustrative purposes only. It illustrates the sale by the Company of 409,636 shares of its common stock and warrants to purchase 307,226 shares of common stock and the receipt by the Company of approximately $1,150,000 in net proceeds and the conversion of the remaining 6% convertible debt and interest thereon, as described in Item 5 of this Form 8-K, as if such transaction occurred prior to June 30, 2001. It does not purport to represent what the actual financial position of the Company was prior to June 30, 2001, does not purport to represent what the actual results of operations or financial position currently are as a result of the transaction or otherwise, and is not necessarily indicative of the Company's future operating results.

                                                     Use of Proceeds
                                        As Reported    Adjustments     Pro Forma
ASSETS
  Current Assets
    Cash & Cash Equiv                  $  1,184,228    $1,150,000    $  2,334,228
    Accounts Receivable                      26,312                        26,312
    Prepaid Expenses                        166,628                       166,628
                                       ------------                  ------------
  Total Current Assets                    1,377,168     1,150,000       2,527,168
                                       ------------    ----------    ------------
  Fixed Asset
    Property, Plant, & Equipment-net        872,778                       872,778
                                       ------------                  ------------
  Other Assets
    Investments                             275,106                       275,106
    Other Assets                            159,983                       159,983
                                       ------------                  ------------
  Total Other Assets                        435,089                       435,089
                                       ------------                  ------------
TOTAL ASSETS                           $  2,685,035    $1,150,000    $  3,835,035
                                       ------------    ----------    ------------

LIABILITIES & EQUITY
  Current Liabilities
    Accounts Payable                   $    340,854                  $    340,854
    Accrued Expenses                        192,143                       192,143
    Capital Lease Obligations               366,683                       366,683
    Deferred Revenue                          5,000                         5,000
                                       ------------                  ------------
  Total Current Liabilities                 904,680                       904,680
                                       ------------                  ------------
  Long Term Liabilities
    6% Convertible Note                      78,010       (78,010)              -
    Accrued Interest                          8,500        (8,500)              -
                                       ------------    ----------    ------------
  Total Long Term Liabilities                86,510       (86,510)              -
                                       ------------    ----------    ------------
  Equity
    Preferred Stock                         938,676        86,510       1,025,186
    Common Stock                                805            41             846
    Additional Paid-in Capital           24,378,144     1,149,959      25,528,103
    Deferred Compensation                  (294,361)                     (294,361)
    Retained Earnings                   (23,329,419)                  (23,329,419)
                                       ------------                  ------------
  Total Equity                            1,693,845     1,236,510       2,930,355
                                       ------------    ----------    ------------
TOTAL LIABILITIES & EQUITY             $  2,685,035    $1,150,000    $  3,835,035
                                       ------------    ----------    ------------

                                  Exhibit 7(B)

SIGA Technologies Completes Private Placement

NEW YORK, September 20, 2001 -- SIGA Technologies, Inc. (NASDAQ: SIGA and
FRANKFURT: SGW 919 473), a biopharmaceuticals company focusing on antibiotics and vaccines directed at bacterial infections, announced today the receipt of $1,159,500 from a private placement of 409,636 shares of common stock and warrants to purchase 307,226 shares of common stock to a group of investors, including members of its Board of Directors.

The common stock was placed at $2.75 - $3.07 per share and yielded net proceeds of approximately $1,150,000 to the company. The warrants are exercisable at $3.552 per share, which represents a 20% premium to the closing price of the common stock at the time the transaction was completed.

In addition to this placement, on August 23, 2001, the remaining $100,000 of SIGA's 6% convertible debt and accrued interest thereon was converted into equity. Over the past three months, holders of SIGA's 6% convertible debt have converted $1,500,000 principal amount and approximately $100,000 of accrued interest into equity. As of today, SIGA has 9,160,022 shares of common stock and 394,266 shares of Series "A" convertible preferred stock outstanding. The Series "A" preferred stock is, subject to certain adjustments, convertible into common stock on a one-for-one basis.

SIGA is identifying and developing novel anti-infective agents based on its pioneering research in the field of bacterial surface proteins, structures used by bacteria initiate and maintain an infection. Drug candidates that interfere with surface protein expression are expected to be effective against a wide range of disease-causing bacteria, including antibiotic resistant bacteria, by blocking the attachment of bacteria to human tissue, the first step in the infection process. By comparison, antibiotics available today act by interfering with either the structure of the metabolism of a bacterial cell, affecting its ability to survive and to reproduce. No currently available antibiotics target the attachment of a bacterium to its target tissue. Once prevented from attaching to and colonizing human tissue, bacteria are readily cleared by the body's immune system

This news release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding the efficacy and intended utilization of SIGA's technologies under development, are not guarantees of future performance. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors which may cause such differences include the risk that potential products that appeared promising in early research or clinical trials to SIGA or its collaborators do not demonstrate efficacy or safety in subsequent pre-clinical or clinical trials, and the risk that SIGA or its collaborators will not obtain appropriate or necessary governmental approvals to market products tested in such trials.

More detailed information about SIGA and the factors discussed above is set forth in SIGA's filings with the Securities and Exchange Commission, including SIGA's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and in other documents that SIGA has filed with the U.S. Securities and Exchange Commission. Investors and security holders are urged to read those documents free of charge at the Commission's web site at www.sec.gov. Those documents may also be obtained free of charge from SIGA. SIGA does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise. For more information about SIGA, please visit the company's website at www.siga.com.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 26, 2001                          SIGA TECHNOLOGIES, INC.


                                            By: /s/ Thomas N. Konatich
                                                --------------------------------
                                                Thomas N. Konatich
                                                VP-Chief Financial Officer
                                                and Secretary